UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 19, 2008
CELEBRATE EXPRESS, INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-50973 (Commission File Number)	91-1644428 (I.R.S. Employer Identification No.)
11232 – 120th Avenue NE
Kirkland, Washington 98033
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (425) 250-1061
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On March 19, 2008, Celebrate Express, Inc. (the “Company”) announced the date of its third quarter 2008 financial results release of April 9, 2008, after the market close, with a conference call and webcast to follow at 5:00 PM Eastern Time.
The Company also reaffirmed its existing investor relations policy.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated March 19, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2008	CELEBRATE EXPRESS, INC.
	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Chief Financial Officer